Exhibit 99.1

Company Release – July 14, 2021 4:30PM (ET)

Blue Ridge Bankshares, Inc. and FVCBankcorp, Inc. Announce Transformational Combination to Create a Top-Performing Financial Institution

-	Enhanced Scale to Drive Increased Growth and Profitability: Strengthens core franchise to create 4th largest Virginia-headquartered community bank¹

-	Strong, Affluent, Growing Markets of Operation: Strong, affluent growth markets across Virginia, Maryland and North Carolina

-	Enhanced Revenue Streams with Increased Sources of Fee Income: Specialty business lines, including mortgage, SBA, government contracting and FinTech partnerships

-	Powerful Operating Leverage: Top-tier metrics with meaningful capital generation and flexibility

-	Creation of a Stronger Franchise with Greater Scarcity Value: Establishment of a powerful middle-market franchise not currently operating in Virginia with best talent from both franchises

CHARLOTTESVILLE, Virginia and FAIRFAX, Virginia – July 14, 2021 – Blue Ridge Bankshares, Inc. (NYSEAM: BRBS) (“Blue Ridge”), the parent company of Blue Ridge Bank, National Association (“Blue Ridge Bank”), and FVCBankcorp, Inc. (NASDAQ: FVCB) (“FVCB”), the parent company of FVCbank, jointly announced today that they have entered into a definitive agreement pursuant to which the companies will combine in an all-stock merger of equals to create the 4th largest Virginia-headquartered community bank¹ based on assets.

The transformational partnership will create greater scale to drive growth, improve profitability and enhance shareholder value. The transaction leverages complementary market positions and creates a statewide institution with a presence in key Virginia markets. The combination enhances revenue streams with increased sources of fee income and complementary product lines. The opportunities for improved profitability and enhanced revenue streams should create meaningful capital generation to support further technology initiatives and FinTech partnerships.

Under the terms of the definitive merger agreement, which was unanimously approved by the Boards of Directors of both companies, FVCB shareholders will receive 1.1492 shares of Blue Ridge common stock for each share of FVCB common stock they own. FVCB shareholders will own approximately 47.5% and Blue Ridge shareholders will own approximately 52.5% of the combined company on a fully diluted basis.

The combined company will be headquartered in Fairfax, Virginia and will maintain significant operation centers in other markets.

“This partnership creates a powerful and innovative financial services provider better able to serve its clients and communities of today and tomorrow,” said Brian K. Plum, President and Chief Executive Officer of Blue Ridge. “The team at FVCB has built and maintains a high quality banking franchise, and there is no better team with which to unite to capitalize on the opportunities presented by an evolving industry.”

“We are thrilled to be partnering with Blue Ridge Bankshares in this merger. Over the past couple of years, the growth initiatives and investments Blue Ridge has made has resulted in expanded profitability and a differentiated platform. Our two companies complement each other beautifully and the combined company will be a formidable competitor across our markets,” said David W. Pijor, Chairman and Chief Executive Officer of FVCB. “We believe this merger will enable us to serve our customers with additional products and services, including increased lending capacity and capabilities. As part of a larger and more diverse institution, our employees will have additional opportunities to grow, learn, and develop their careers. Our shareholders should benefit from our increased profitability, liquidity, and increased market capitalization. We look forward to continuing to grow this company across our markets.”

1)	Includes community banks headquartered in Virginia with less than $100 billion in total assets; excludes Capital One Financial Corporation due to asset size greater than $100 billion; based on total assets as of March 31, 2021

Financially Compelling Transaction for All Shareholders

Top-Tier Profitability: On a pro forma basis, the combined company targets delivering top-tier operating performance, with an estimated 2022 ROAA of approximately 1.4% and an ROATCE of approximately 15%+.

Significant Earnings Per Share Accretion: The transaction is targeted to deliver 16%+ EPS accretion to Blue Ridge in 2022 and 2023, respectively, and 12%+ EPS accretion to FVCB in 2022 and 2023, respectively (shown illustrative for 100% achievement of cost savings).

Manageable Tangible Book Value Per Share Dilution: The mid-single digit tangible book value per share dilution to Blue Ridge is expected to be earned back approximately two years from closing.

Strong Combined Capital Levels: The combined company is expected to have a Common Equity Tier 1 Capital ratio of above 11% at closing. The combined company’s targeted strong capital ratios are designed to support growth and capital management strategies.

Governance and Leadership

Reflecting the significant contribution both partners bring to the combined company, the board and executive management team will draw from both sides:

-	David W. Pijor, Chairman and Chief Executive Officer of FVCB, will be the Executive Chairman of the combined company

-	Brian K. Plum, President and Chief Executive Officer of Blue Ridge, will continue in the role of Chief Executive Officer of the combined company

-	Patricia A. Ferrick, President of FVCB, will be the President of the combined company and the President and Chief Executive Officer of the combined bank

-	Jennifer L. Deacon, Chief Financial Officer of FVCB, will be the Chief Financial Officer of the combined company

-	The Board of Directors of the combined company will consist of 16 directors – eight Blue Ridge Board members and eight FVCB Board members, with an independent Blue Ridge director serving as Lead Director

-	Mr. Pijor, Mr. Plum, and Ms. Ferrick will all be named directors of the combined company

Approval and Timing

The merger is expected to close in the fourth quarter of 2021 or early first quarter 2022, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals and approval by the shareholders of each company.

Transaction Advisors

Raymond James served as financial advisor to Blue Ridge, with Williams Mullen serving as legal advisor. Piper Sandler & Co. served as financial advisor to FVCB, with Troutman Pepper serving as legal advisor.

About Blue Ridge

Blue Ridge Bankshares, Inc. is the holding company for Blue Ridge Bank, National Association. Blue Ridge, through its subsidiaries and affiliates, provides a wide range of financial services including retail and commercial banking, payroll, insurance, card payments, wholesale and retail mortgage lending, and government-guaranteed lending. Blue Ridge also provides investment and wealth management services and management services for personal and corporate trusts, including estate planning, and trust administration. Visit www.mybrb.com for more information.

About FVCB

FVCBankcorp, Inc. is the holding company for FVCbank, a wholly-owned subsidiary that commenced operations in November 2007. FVCbank is a $1.88 billion asset-sized Virginia-chartered community bank serving the banking needs of commercial businesses, nonprofit organizations, professional service entities, their owners and employees located in the greater Baltimore and Washington D.C., metropolitan areas. FVCbank is based in Fairfax, Virginia, and has 10 full-service offices in Arlington, Fairfax, Manassas, Reston and Springfield, Virginia, Washington D.C., and Baltimore, Bethesda, and Rockville, Maryland.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Blue Ridge and FVCB, including, but not limited to statements about the benefits of the merger between Blue Ridge and FVCB, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Blue Ridge’s and FVCB's current expectations and assumptions regarding Blue Ridge’s and FVCB’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Blue Ridge’s and/or FVCB’s future financial results and performance and could cause the actual results, performance or achievements of Blue Ridge and/or FVCB to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Blue Ridge and FVCB do business, (2) deposit attrition, operating costs, customer losses and other disruptions to the parties’ businesses as a result of the announcement and pendency of the proposed merger, and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Blue Ridge and FVCB, (4) the risk that the integration of Blue Ridge’s and FVCB’s operations will be materially delayed or will be more costly or difficult than expected or that Blue Ridge and FVCB are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the shareholders of Blue Ridge and/or FVCB, (6) the outcome of any legal proceedings that may be instituted against Blue Ridge and/or FVCB, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Blue Ridge’s and/or FVCB’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed merger, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Blue Ridge’s issuance of additional shares of its capital stock in connection with the proposed merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of FVCB and/or Blue Ridge including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of bank regulatory agencies and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on Blue Ridge’s and/or FVCB’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of Blue Ridge and FVCB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Blue Ridge, FVCB and factors which could affect the forward-looking statements contained herein can be found in Blue Ridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the Securities and Exchange Commission (the “SEC”), and in FVCB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC.

Important Information about the Merger and Where to Find It

Blue Ridge intends to file a registration statement on Form S-4 with the SEC to register the shares of Blue Ridge’s capital stock that will be issued to FVCB’s shareholders in connection with the proposed transaction. The registration statement will include a joint proxy statement of Blue Ridge and FVCB that also constitutes a prospectus of Blue Ridge. The definitive joint proxy statement/prospectus will be sent to the shareholders of Blue Ridge and FVCB seeking their approval of the proposed merger.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE (AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING BLUE RIDGE, FVCB, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Blue Ridge or FVCB through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from David W. Pijor, FVCBankcorp, Inc., 11325 Random Hills Road, Fairfax, Virginia 22030, or by telephone at (703) 436-3800.

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in Solicitation

Blue Ridge, FVCB, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of each of Blue Ridge and FVCB in connection with the proposed merger under the rules of the SEC. Certain information regarding the interests of the directors and executive officers of Blue Ridge and FVCB and other persons who may be deemed participants in the solicitation of the shareholders of Blue Ridge or of FVCB in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the proposed merger, which will be filed with the SEC. Additional information about Blue Ridge, the directors and executive officers of Blue Ridge and their ownership of Blue Ridge common stock can also be found in Blue Ridge’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 30, 2021, and other documents subsequently filed by Blue Ridge with the SEC. Additional information about FVCB, the directors and executive officers of FVCB and their ownership of FVCB common stock can also be found in FVCB’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 8, 2021, and other documents subsequently filed by FVCB with the SEC. These documents can be obtained free of charge from the sources described above.

Blue Ridge Contact Information

Brian K. Plum

President and Chief Executive Officer

(540) 743-6521

FVCB Contact Information

David W. Pijor

Chairman and Chief Executive Officer

(703) 436-3800